UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1 Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: June 11, 2010
Date of earliest event reported: October 22, 2009
CATERPILLAR INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)
1-768 (Commission File Number)	37-0602744 (IRS Employer Identification No.)
100 NE Adams Street, Peoria, Illinois (Address of principal executive offices)	61629 (Zip Code)
Registrant's telephone number, including area code: (309) 675-1000
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.425)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Consistent with its previously disclosed succession plan, on June 9, 2010, the Board of Directors (the “Board”) of Caterpillar Inc. (the “Company”) elected Douglas R. Oberhelman (57) as the chief executive officer (“CEO”) of the Company and a member of the Board, effective July 1, 2010.  Mr. Oberhelman was also elected as the Chairman of the Board, effective November 1, 2010.  Mr. Oberhelman has served as the Vice Chairman and CEO-elect of the Company since January 1, 2010.

James W. Owens will remain the Company’s CEO through June 30, 2010 and will retire as Chairman of the Board on October 31, 2010.

The Compensation Committee of the Board also approved certain changes to Mr. Oberhelman’s compensation.  Specifically, the Compensation Committee of the Board approved:

•	An increase in his annual base salary to $1,155,334, effective July 1, 2010, with a further increase to $1,368,000, effective November 1, 2010.
•
An increase in his target award under the Company’s Executive Short-Term Incentive Plan (“ESTIP”) to 125% of his base salary, effective July 1, 2010, with a further increase to 135% of his base salary, effective November 1, 2010.

•
An increase in his target award under the Company’s Long-Term Cash Performance Plan (“LTCPP”) to 150% of his base salary, effective July 1, 2010, with a further increase to 170% of his base salary, effective November 1, 2010.

As previously reported on Form 4, filed with the Securities and Exchange Commission (the “SEC”) on March 3, 2010, the Compensation Committee of the Board granted Mr. Oberhelman 9,271 restricted stock units (“RSUs”) and 272,282 stock appreciation rights (“SARs”), pursuant to the Company’s 2006 Long-Term Incentive Plan.

Additional information regarding the Company’s compensation program for its named executive officers, including additional information regarding the ESTIP and LTCPP, is available in the Company's 2010 Proxy Statement, under the heading “Compensation.”

Item 7.01.	Regulation FD Disclosure.

On June 9, 2010, the Company issued a press release announcing the election of Douglas R. Oberhelman as the Company’s CEO and as a member of the Board, effective July 1, 2010.  A copy of the release is furnished as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

The information in Exhibit 99.1 of Item 9.01 is being furnished, not filed.  Accordingly, the information in this exhibit shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under Section 18.  Furthermore, the information in this exhibit will not be incorporated by reference into any registration statement filed by Caterpillar Inc. under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference.

(d)	Exhibits:
	99.1	June 9, 2010 Press Release

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
CATERPILLAR INC.

June 11, 2010	By:	/s/James B. Buda
James B. Buda
Vice President, Chief Legal Officer and Secretary